                                                                EXHIBIT 10.20(C)
                                                                ----------------






================================================================================

                      AMENDED AND RESTATED LOAN AGREEMENT

                                    BETWEEN

                          COPLEY PHARMACEUTICAL, INC.

                                      AND

                       THE FIRST NATIONAL BANK OF BOSTON

                                AUGUST 17, 1993


================================================================================

                               TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

(S)1 DEFINITIONS AND RULES OF INTERPRETATION.............................     1
   (S)1.1 Definitions....................................................     1
   (S)1.2 Rules of Interpretation........................................     8

(S)2 THE LOAN FACILITY...................................................     8
   (S)2.1 The Loan.......................................................     8
   (S)2.2 The Line of Credit Note........................................     8
   (S)2.3 Interest on the Loan...........................................     9
   (S)2.4 Conversion Options.............................................     9

(S)3 REPAYMENT OF THE LOAN...............................................    10
   (S)3.1 Maturity.......................................................    10
   (S)3.2 Mandatory Payments of Principal of the Loan....................    10
   (S)3.3 Optional Prepayment of Loan....................................    10

(S)4 CERTAIN GENERAL PROVISIONS..........................................    10
   (S)4.1 Funds for Payments.............................................    10
   (S)4.2 Computations...................................................    11
   (S)4.3 Additional Costs, Etc..........................................    11
   (S)4.4 Capital Adequacy...............................................    12
   (S)4.5 Certificate....................................................    12
   (S)4.6 Indemnification for Losses Upon Optional Prepayment............    12
   (S)4.7 Interest on Overdue Amounts....................................    13
   (S)4.8 Concerning Liability of the Borrower...........................    13

(S)5 SECURITY............................................................    14

(S)6 REPRESENTATIONS AND WARRANTIES......................................    14
   (S)6.1 Authority: Etc.................................................    14
   (S)6.2 Governmental Approvals.........................................    15
   (S)6.3 Title to Property..............................................    15
   (S)6.4 Financial Statements...........................................    15
   (S)6.5 No Material Changes, Etc.......................................    16
   (S)6.6 Franchises, Patents, Copyrights, Etc...........................    16
   (S)6.7 Litigation.....................................................    16
   (S)6.8 No Materially Adverse Contracts, Etc...........................    16
   (S)6.9 Compliance with other Instruments, Laws, Etc...................    17
   (S)6.10 Tax Status....................................................    17
   (S)6.11 No Event of Default...........................................    17
   (S)6.12 Holding Company and Investment Company Acts...................    17
   (S)6.13 Absence of UCC Financing Statements, Etc......................    17
   (S)6.14 Certain Transactions..........................................    17
   (S)6.15 Employee Benefit Plans; Multiemiployer Plans;
       Guaranteed Pension Plans..........................................    18
   (S)6.16 Regulations U and X...........................................    18
   (S)6.17 Environmental Compliance......................................    18
   (S)6.18 Loan Documents................................................    19
   (S)6.19 Fiscal Year...................................................    19
   (S)6.20 Subsidiaries..................................................    19

(S)7 AFFIRMATIVE COVENANTS OF THE BORROWER...............................    19
   (S)7.1 Punctual Payment...............................................    19
   (S)7.2 Maintenance of Office..........................................    19

   (S)7.3 Records and Accounts...........................................    19
   (S)7.4 Financial Statements, Certificates and Information.............    19
   (S)7.5 Notices........................................................    20
   (S)7.6 Existence; Maintenance of Properties...........................    21
   (S)7.7 Insurance......................................................    21
   (S)7.8 Taxes..........................................................    22
   (S)7.9 Inspection of Properties and Books.............................    22
   (S)7.10 Compliance with Laws, Contracts, Licenses, and Permits........    22
   (S)7.11 Further Assurances............................................    22
   (S)7.12 Bank Accounts.................................................    23

(S)8 CERTAIN NEGATIVE COVENANTS OF THE BORROWER..........................    23
   (S)8.1 Restrictions on Indebtedness...................................    23
   (S)8.2 Restrictions on Liens, Etc.....................................    24
   (S)8.3 Restrictions on Investments....................................    24
   (S)8.4 Merger, Consolidation, Sale of Assets..........................    25
   (S)8.5 Compliance with Environmental Laws.............................    25
   (S)8.6 Distributions..................................................    25
   (S)8.7 Fiscal Year....................................................    25


(S)9 FINANCIAL COVENANTS OF THE BORROWER.................................    25
   (S)9.1 Ratio of Net Operating Cash Flow to Debt Service Charges.......    26
   (S)9.2 Ratio of Total Liabilities to Tangible Net Worth...............    26
   (S)9.3 Minimum Tangible Net Worth.....................................    26

(S)10 CLOSING CONDITIONS.................................................    26
   (S)10.1 Loan Documents................................................    26
   (S)10.2 Certified Copies of Organization Documents....................    26
   (S)10.3 By-laws; Resolutions..........................................    26
   (S)10.4 Incumbency Certificate; Authorized Signers....................    26
   (S)10.5 Certificates of Insurance.....................................    27
   (S)10.6 Opinion of Counsel............................................    27
   (S)10.7 Representations True; No Event of Default.....................    27
   (S)10.8 No Legal Impediment...........................................    27
   (S)10.9 Governmental Regulation.......................................    27
   (S)10.10  Proceedings and Documents...................................    27

(S)11 EVENTS OF DEFAULT; ACCELERATION; ETC...............................    28
   (S)11.1 Events of Default and Acceleration............................    28
   (S)11.2 Remedies......................................................    29

(S)12 SETOFF.............................................................    30

(S)13 EXPENSES; FEES.....................................................    30

(S)14 INDEMNIFICATION....................................................    31

(S)15 SURVIVAL OF COVENANTS, ETC.........................................    31

(S)16 ASSIGNMENT; PARTICIPATIONS; ETC....................................    31
   (S)16.1 Assignment by the Bank........................................    31
   (S)16.2 Participations................................................    32
   (S)16.3 Disclosure....................................................    32
   (S)16.4 Pledge by Bank................................................    32
   (S)16.5 No Assignment by Borrower.....................................    32

(S)17 NOTICES, ETC.......................................................    32

(S)18 GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.................    33

(S)19 HEADINGS...........................................................    33

(S)20 COUNTERPARTS.......................................................    33

(S)21 ENTIRE AGREEMENT, ETC..............................................    33

(S)22 WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.....................    34

(S)23 CONSENTS, AMENDMENTS, WAIVERS, ETC.................................    34

(S)24 SEVERABILITY.......................................................    34

                                    EXHIBITS
                                    --------

A.  Form of Note

B.  Form of Closing Certificate

C.  Form of Opinion of Counsel as to Organization and Loan Documents

D.  Form of Compliance Certificate

                                   SCHEDULES
                                   ---------

6.3  Balance Sheet Exceptions

6.7  Litigation

6.13  UCC Financing Statements, etc.

6.14  Insider Transactions

6.17  Environmental Compliance

6.20  Subsidiaries

8.1  Outstanding Indebtedness

8.3  Outstanding Investments

                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

     This AMENDED AND RESTATED LOAN AGREEMENT is made as of August 17, 1993, by and among COPLEY PHARMACEUTICAL, INC., a Delaware corporation ("Copley" or "Borrower") and THE FIRST NATIONAL BANK OF BOSTON, a national banking association (the "Bank").

     WHEREAS, the Borrower and the Bank entered into a loan arrangement pursuant to which the Bank loaned to the Borrower $2,500,000.00 (the "Line of Credit") as evidenced by a promissory note from the Borrower to the Bank and a Loan Agreement between the Borrower and the Bank (the "Loan Agreement") , each dated December 16, 1988, the terms of which have been amended by several amendments to the Loan Agreement and increases in the Line of Credit; and

     WHEREAS, the Borrower and the Bank entered into a second loan arrangement pursuant to which the Bank issued a letter of credit and acted as Trustee of those certain Flexible Mode Industrial Development Revenue Bonds ("Copley Pharmaceutical, Inc. 1989 Series") which bonds were issued by the Massachusetts Industrial Finance Agency as of July 15, 1989, and the Loan and Trust Agreement relating thereto was amended as of July 31, 1990 (the "Bond Transaction"); and

     WHEREAS, the loan arrangements referenced in the two foregoing paragraphs are hereinafter collectively referred to as the "Prior Loan Arrangements"; and

     WHEREAS, the Borrower and the Bank wish to amend, restate and integrate the Loan Agreement in its entirety (as so amended, restated and integrated, the "Agreement"), and the Borrower and the Bank agree that upon the execution and delivery of the Agreement, the Loan Agreement shall remain in force and effect only as amended and restated herein; and

     NOW, THEREFORE, the parties hereto agree as follows:

     (S)1.   DEFINITIONS AND RULES OF INTERPRETATION.
             ---------------------------------------

     (S)1.1  Definitions.  The following terms shall have the meanings set
             -----------
forth in this (S)1 or elsewhere in the provisions of this Agreement referred to below:

             Account and Account Receivable.  All rights to payment for goods
             -------     ------------------
sold, all sums of money or other proceeds due or becoming due thereon, all instruments pertaining thereto, all guaranties and security therefor, and all goods giving rise thereto and the rights pertaining to such goods, including the right of stoppage in transit, and all related insurance.

             Balance Sheet Date.  January 31, 1993.
             ------------------

             Bank.  The First National Bank of Boston, and its successors and
             ----
assigns.

          Base Accounts.  Accounts receivable of the Borrower as to which the
          -------------
Borrower has furnished to the Bank information as provided by (S)7.4(d). If and when a Base Account exists by virtue of constituting proceeds of Base Inventory, the inventory giving rise to the Base Account automatically loses its status as Base Inventory.

          Base Inventory.  Inventory as to which the Borrower has acquired title
          --------------
and the Borrower has furnished to the Bank information as required by (S)7.4(d). Inventory immediately loses the status of Base Inventory if and when the Borrower sells it, otherwise passes title to it or consumes it.

          Base Rate.  The annual rate of interest announced from time to time by
          ---------
the Bank at its head office in Boston, Massachusetts as its "base rate".

          Base Rate Loan.  All or any portion of the Loan bearing interest
          --------------
calculated by reference to the Base Rate.

          Borrower.  Copley Pharmaceutical, Inc., a Delaware corporation.
          --------

          Business Day.  Any day on which banking institutions in Boston,
          ------------
Massachusetts, are open for the transaction of banking business.

          CERCLA.  See (S)6.17.
          ------

          Closing Date.  The first date on which the conditions set forth in
          ------------
(S)10 have been satisfied and the Line of Credit loan arrangement is to be converted to the Loan, which date shall not be later than August 3l, 1993.

          Code.  The Internal Revenue Code of 1986, as amended and in effect
          ----
from time to time.

          Consolidated or consolidated.  With reference to any term defined
          ----------------------------
herein, shall mean that term as applied to the accounts of the Borrower and any Subsidiaries, consolidated in accordance with generally accepted accounting principles.

          Consolidated Net Income (or Deficit).  The consolidated net income (or
          ------------------------------------
deficit) of the Borrower and any Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary items of income.

          Consolidated Total Assets.  All assets of the Borrower and any
          -------------------------
Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

          Consolidated Total Liabilities.  All liabilities of the Borrower and
          ------------------------------
any Subsidiaries determined on a consolidated basis, in accordance with generally accepted accounting principles and all Indebtedness of the Borrower and any Subsidiaries, whether or not so classified.

          Conversion Date.  The date on which all or any portion of the Loan is
          ---------------
converted into or continued as a Loan of a specified type.

          Conversion Request.  A notice given by the Borrower to the Bank of the
          ------------------
Borrower's election to convert or continue a Loan in accordance with (S)2.4.

          Debt Service Charges.  For any fiscal quarter of the Borrower, the sum
          --------------------
of (i) the expenses of the Borrower for such period for interest payable with respect to the Obligations (including the current position thereof) and for fees payable hereunder, under the other Loan Documents or in connection with the Obligations, plus (ii) current maturities of the Obligations for such period, in
             ----
each case determined in accordance with generally accepted accounting principles.

          Default.  See (S)11.1.
          -------

          Distribution.  The payment of any distribution of cash to the
          ------------
stockholders of the Borrower, or any other distribution on or in respect of any shares of stockholder interests of the Borrower.

          Dollars or $.  Dollars in lawful currency of the United States of
          ------------
America.

          Employee Benefit Plan.  Any employee benefit plan within the meaning
          ---------------------
of (S)3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

          Environmental Laws.  See (S)6.17(a).
          ------------------

          ERISA.  The Employee Retirement Income Security Act of 1974, as
          -----
amended and in effect from time to time.

          ERISA Affiliate.  Any person which is treated as a single employer
          ---------------
with the Borrower under (S)414 of the Code.

          Event of Default.  See (S)11.1.
          ----------------

          Existing Loans.  The Line of Credit and the Bond Transaction Loan
          --------------
Arrangements.

          generally accepted accounting principles. (a) When used in (S)9,
          ----------------------------------------
whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and their predecessors, in effect for the fiscal year ended on the Balance Sheet Date and
(ii) to the extent consistent with such principles, the accounting practices of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financing Accounting Standards Board and its predecessors, as in effect from time to time and (ii) consistently applied with past financial statements of the Borrower adopting the same principles; provided that in each
                                                         --------
case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied. All financial matters of the Borrower and its Subsidiaries in this Agreement shall be considered, calculated and reported in accordance with generally accepted accounting principles, on an accrual basis, except as otherwise specified.

          Guaranteed Pension Plan.  Any employee pension benefit plan within the
          -----------------------
meaning of (S)3(2) of ERISA maintained or contributed to by the Borrowers or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

          Hazardous Substances.  See (S)6.17(b).
          --------------------

          Indebtedness.  All obligations, contingent and otherwise, that in
          ------------
accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

          Interest Payment Date.  As to any Base Rate Loan or LIBOR Loan, the
          ---------------------
last date of the calendar month which includes the Conversion Date thereof.

          Interest Period.  With respect to each Loan, (a) initially, the period
          ---------------
commencing on the initial date of borrowing such Loan pursuant to this Agreement, or the Conversion Date of any such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower, respectively, in a Loan Request or a Conversion Request (i) for any Base Rate Loan, the last day of the calendar month; and (ii) for any LIBOR Loan, 30, 60, 90, or 180 days; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request;

provided that all of the foregoing provisions relating to Interest Periods are
--------
subject to the following:

               (a) if any Interest Period with respect to a Base Rate Loan or a LIBOR Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

               (b) if the Borrower shall fail to give notice as provided in
     (S)2.4, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto;

               (c) the Borrower may not select any Interest Period relating to any LIBOR Loan that would extend beyond the Maturity Date.

          Inventory.  Goods, merchandise and other personal property, now owned
          ---------
or hereafter acquired by the Borrower, which are held for sale or are raw materials, work in process, or materials used or consumed or are to be used or consumed in the Borrower's business.

          Investments.  All expenditures made and all liabilities incurred
          -----------
(contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations or, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirements, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

          LIBOR.  London Inter Bank Offered Rate, as determined by the Bank from
          -----
time to time pursuant to such rate as announced in London, England.

          LIBOR Loan.  All or any portion of the Loan bearing interest
          ----------
calculated by reference to LIBOR.

          Loan.  The Line of Credit Loan made by the Bank to the Borrower and
          ----
restated herein, in the stated principal amount on the Restatement Date of $7,500,000.00, subject to the Borrower's Maximum Availability, and each portion of such loan comprising a Base Rent Loan or a LIBOR Loan.

          Loan Documents.  This Agreement, the Note and all other documents
          --------------
related thereto and delivered with reference thereto.

          Loan Request.  A request by Borrower to borrow funds pursuant to this
          ------------
Agreement.

          Maturity Date.  September 30, 1995.
          -------------

          Maximum Availability.  The lesser of (i) $7,500,000.00 or (ii) the sum
          --------------------
of (a) 50% of the net security value of Base Inventory plus (b) 80% of the net outstanding amount of the Base Accounts not exceeding (1) ninety (90) days after the earlier of billing or shipment of the underlying goods, or (ii) sixty (60) days past due.

          Multiemployer Plan.  Any multiemployer plan within the meaning of
          ------------------
(S)3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

          Net Operating Cash Flow shall mean the Net Operating Income for the
          -----------------------
Borrower for any fiscal quarter plus depreciation and amortization for such quarter and less taxes actually paid and capital expenditures accrued during such quarter.

          Net Operating Income shall mean the net pre-tax earnings of the
          --------------------
Borrower for any fiscal quarter, without including in such calculation (i) extraordinary items such as litigation judgments and (ii) the payment of interest on any obligations.

          net outstanding amount of Base Accounts.  The net amount of Base
          ---------------------------------------
Accounts outstanding, after eliminating from the aggregate amount of such outstanding accounts those accounts past due under the original terms of sale, and deducting from the aggregate full amount of the remaining Base Accounts all payments, adjustments and credits applicable thereon or considered by the Bank, applying the Bank's standard credit checking procedures, difficult to collect or uncollectible by reason of return, rejection, repossession, loss or damage of or to the merchandise giving rise thereto, a merchandise or other dispute, insolvency of the account debtor, or any other reason, all as determined by the Bank in its reasonable discretion, which determination shall be final and binding upon the Borrower.

          net security value of Base Inventory.  The net value of Base Inventory
          ------------------------------------
taking into account charges and liens of all kinds against the Base Inventory, changes in the market value thereof, and transportation, processing and handling charges affecting the value thereof, all as determined by the Bank in its reasonable discretion, which determination shall be final and binding upon the Borrower.

          Note.  The Line of Credit Note.
          ----

          Obligations.  All indebtedness, obligations and liabilities of the
          -----------
Borrower to the Bank under this Agreement or any of the other Loan Documents or in respect of the Loan or the Note or other instruments at any time evidencing any thereof, or with respect to any other loan documents to the Bank whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

          outstanding.  With respect to the Loan, the aggregate unpaid principal
          -----------
thereof as of any date of determination.

          PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of
          ----
ERISA And any successor entity or entities having similar responsibilities.

          Person.  Any individual, corporation, partnership, trust,
          ------
unincorporated association, business, or other legal entity, and any Government or any governmental agency or political subdivision thereof.

          Prior Loan Arrangements.  See Preamble.
          -----------------------

          Real Estate.  All real property at any time owned or leased (as lessee
          -----------
or sublessee) by the Borrower or any Subsidiary, including without limitation, the land and improvements thereon located at 25 John Road, Canton, Massachusetts (the "Real Property").

          Record.  The grid attached to the Note, or the continuation of such
          ------
grid, or any other similar record, including computer records, maintained by the Bank with respect to the Loan referred to in such Note.

          Reemployment Period.  See 4.6 (a).
          -------------------

          Restatement Date.  The date on which all conditions precedent to the
          ----------------
effectiveness of this Agreement have been satisfied and the Loan Agreement is restated as provided herein.

          Subsidiary.  Any corporation, association, partnership, trust, or
          ----------
other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding Voting Interests.

          Tangible Net Worth.  The aggregate book value of Consolidated Total
          ------------------
Assets (after deduction therefrom of all applicable reserves and allowances) minus (a) Consolidated Total Liabilities, (b) any write-up of any such assets occurring after the date hereof, and (c) all intangibles other than software capitalized on the Borrower's books as a tangible asset, including without limitation goodwill, leasehold improvements, patents, trademarks and the like.

          Type.  As to the Loan or portion thereof, its nature as a Base Rate
          ----
Loan or a LIBOR Loan.

          Voting Interests.  Stock or similar ownership interests, of any class
          ----------------
or classes (however designated) , the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust or other business entity involved, or (b) to control, manage, or conduct the business of the corporation, partnership, association, trust or other business entity involved.

     (S)1.2  Rules of Interpretation.
             -----------------------

             (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

             (b) The singular includes the plural and the plural includes the singular.

             (c) A reference to any law includes any amendment or modification to such law.

             (d) A reference to any Person includes its permitted successors and permitted assigns.

             (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

             (f) The words "include", "includes" and "including" are not limiting.

             (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein.

             (h) Reference to a particular "(S)" refers to that section of this Agreement unless otherwise indicated.

             (i) The words "herein", "hereof", "hereunder" and words like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

     (S)2    THE LOAN FACILITY.
             -----------------

     (S)2.1  The Loan.  The Bank and the Borrower acknowledge and agree that
             --------
as of July 31, 1993 the aggregate amount of the Line of Credit Loan was $[____________________]. The Bank and the Borrower further acknowledge and agree that on and as of the Closing Date (i) the Loan shall be a revolving committed line of credit loan from the Bank and (ii) all of the obligations of the Borrower with respect to the Loan shall be subject to and governed by the terms of this Agreement, the Note and the other Loan Documents. The Loan shall be due and payable on the Maturity Date.

     (S)2.2  The Line of Credit Note.  The Loan shall be evidenced by a
             -----------------------
restated promissory note of the Borrower in substantially the form of Exhibit A hereto (the "Note") , dated as of the Closing Date and completed with appropriate insertions. The Note shall be payable to the order of the Bank in the stated principal amount of $7,500,000.00, but shall be subject to the Maximum Availability as set forth herein. The Borrower irrevocably authorizes the Bank to make or cause to be made, at the time of (i) receipt of any payment of principal on, and (ii) any advance of principal with respect to, the Note, an appropriate notation on the Record reflecting the receipt of such payment and advance of such principal. The outstanding amount of the Loan set forth on the Record shall be prima facie evidence of the principal amount owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on the Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Note to make payments of principal of or interest on the Note when due. Notwithstanding the stated principal amount of the Note, the principal balance outstanding from time to time of the Note shall not exceed the Borrower's Maximum Availability. Subject to the terms of this Agreement, the Borrower may borrow, pay and re-borrow against the Note until the Maturity Date.

     (S)2.3  Interest on the Loan.
             --------------------
     The Loan shall bear interest during each Interest Period at the following rates.

             (a) To the extent that all or any portion of the Loan bears interest during such Interest Period at a rate based on the Base Rate, the Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate.

             (b) To the extent that all or any portion of the Loan bears interest during such Interest Period at a rate based on LIBOR, the Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to LIBOR at the inception of such Interest Period plus two percent (2.0%).

             (c) The Borrower promises to pay interest on the outstanding principal amount of the Loan at the rates and for the Interest Periods specified herein, in arrears on each Interest Payment Date applicable to each Interest Period.

     (S)2.4  Conversion Options.
             ------------------

             (a) The Borrower may elect from time to time to convert the Loan or a portion thereof to a Loan of another Type, provided that (i) with respect to any such conversion of the Loan or a portion thereof to a LIBOR Loan, the Borrower shall give the Bank at least three (3) Business Days' prior written notice of such election; (ii) with respect to any such conversion of a LIBOR Loan into a Base Rate Loan such conversion shall only be made on the last day of the Interest Period with respect thereto; and (iii) neither the Loan nor any portion thereof may be converted into a LIBOR Loan when any Default or Event of Default has occurred and is continuing. All or any portion of the outstanding Loan of any Type may be converted as provided herein, provided that partial conversions shall be in an aggregate principal amount of $1,000,000 or any integral multiple of $100,000 in excess thereof. Each Conversion Request relating to the conversion of a Base Rate Loan to a LIBOR Loan shall be irrevocable by the Borrower.

             (b) In the event that the Borrower does not notify the Bank of its election hereunder with respect to the Loan or any portion thereof, the Loan or such portion shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

     (S)3    REPAYMENT OF THE LOAN.
             ---------------------

     (S)3.1  Maturity.  The Borrower promises to pay on the Maturity Date, and
             --------
there shall become absolutely due and payable on the Maturity Date, all principal of the Loan outstanding on such date, together with any and all accrued and unpaid interest thereon.

     (S)3.2  Mandatory Payments of Principal of the Loan.  The Borrower shall
             -------------------------------------------
pay in full all principal of the Loan, together with any and all accrued and unpaid interest thereon, at least one time in each calendar year and no borrowing shall be allowed against the Note for a period of thirty (30) consecutive days thereafter.

     (S)3.3  Optional Prepayment of Loan.  The Borrower shall have the right
             ---------------------------
at any time to prepay the Note on or before the Maturity Date, as a whole, or in part, without premium or penalty (except as provided in (S)4.7), provided that
(a) no portion of the Loan bearing interest at LIBOR may be prepaid pursuant to this (S)3.3 except on the last day of the Interest Period relating thereto and
(b) any amount prepaid shall be accompanied by accrued interest on the principal repaid to the date of payment. Any amount repaid with respect to the Loan may be reborrowed, pursuant however to the terms of this Agreement, but in no event after the Maturity Date.

     (S)4    CERTAIN GENERAL PROVISIONS.
             --------------------------

     (S)4.1  Funds for Payments.
             ------------------

             (a) All payments of principal, interest and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Bank at its head office at 100 Federal Street, Boston, Massachusetts 02110, or at such other location that the Bank may from time to time designate, in each case in immediately available funds.

             (b) All payments by the Borrower due hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof, or taxing or other authority therein, unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Bank on the date upon which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Bank to receive the same net amount which the Bank would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Bank certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Documents.

     (S)4.2  Computations.  All computations of interest on the Loan and of
             ------------
other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension.

     (S)4.3  Additional Costs, Etc.  If any present or future applicable law,
             ---------------------
which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to the Bank by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

             (a) subject the Bank to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents or the Loan (other than taxes based upon or measured by the income or profits of the Bank), or

             (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to the Bank of the principal of or the interest on the Loan or any other amounts payable to the Bank under this Agreement or the other Loan Documents, or

             (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of, any office of the Bank, or

             (d) impose on the Bank any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loan or any class of loans or commitments of which the Loan forms a part;

and the result of any of the foregoing is in each case, beyond that which exists on the date hereof or of which the Bank has received notice of the date hereof,

                 (i) to increase the cost to the Bank of making, funding, issuing, renewing, extending or maintaining the Loan, or

                 (ii) to reduce the amount of principal, interest or other amount payable to the Bank hereunder on account of the Loan, or

                 (iii) to require the Bank to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Bank from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by the Bank at any time and from time to time and as often as the occasion therefor may arise within 180 days after the occurrence of the event giving rise thereto, pay to the Bank such additional amounts as will be sufficient to compensate the Bank for such additional cost, reduction, payment or foregoing interest or other sum incurred since the date of such event.

     (S)4.4  Capital Adequacy.  If any present or future law, governmental
             ----------------
rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction of which the Bank has no actual knowledge as of the date of this Agreement affects the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and the Bank determines that the amount of capital required to be maintained by it is increased by or based upon the existence of the Loan made or deemed to be made pursuant hereto, then the Bank may notify the Borrower of such fact within 180 days after the occurrence of the event giving rise thereto, and the Borrower shall pay to the Bank from time to time on demand, as an additional fee payable hereunder, such amounts as the Bank shall determine in good faith and certify in a notice to the Borrower to be an amount that will adequately compensate the Bank in light of these circumstances for its increased costs of maintaining such capital incurred since the date of such event. The Bank shall allocate such cost increases among its customers in good faith.

     (S)4.5  Certificate.  A certificate setting forth any additional amounts
             -----------
payable pursuant to (S)4.3 or (S)4.4 and a brief explanation of such amounts which are due, submitted by the Bank to the Borrower, shall be prima facie evidence that such amounts are due and owing.

     (S)4.6  Indemnification for Losses Upon Optional Prepayment.  With respect
             ---------------------------------------------------
to LIBOR Loans, if the Borrower shall at any time (i) repay or prepay all or any portion of the Note on a date other than the last day of the Interest Period with respect thereto (as a consequence of acceleration pursuant to (S)11.1 or otherwise) , or (ii) for any reason fail to convert the Loan or any portion thereof with respect to which the Borrower has given (or is deemed to have given) a Conversion Request, then the Borrower shall, on demand made by the Bank at any time, pay to the Bank a sum, if any, which shall be determined by the Bank in the following manner after each such payment:

             (a) First, the Bank shall determine the amount by which (i) the total amount of interest, which would have otherwise accrued hereunder on each amount of principal so prepaid, or not converted during the period beginning on the date of such payment or failure to convert and ending on the last day of the Interest Period relating to such principal (the "Reemployment Period"), with such interest to be calculated on the basis of the Type applicable to such Interest Period, exceeds (ii) the total amount of interest which would accrue, during the Reemployment Period, on any readily marketable bond or other obligation of the United States of America designated by the Bank in its sole discretion at or about the time of such payment (such bond or other obligation of the United States of America to be in an amount equal (as nearly as may be) to the principal amount so prepaid or not borrowed and to have a maturity (as nearly as may be) equal to the Reemployment Period, and the interest to accrue thereon to take account of amortization of any discount from par or accretion of premium above par at which the same is selling at the time of designation). Each such amount is hereafter referred to as an "Installment Amount".

             (b) Second, each Installment Amount shall be treated as payable on the last day of the Interest Period relating to such principal had such principal not been prepaid or such failure to borrow or convert not occurred.

     (S)4.7  Interest on Overdue Amounts.  Overdue principal and (to the
             ---------------------------
extent permitted by applicable law) interest on the Loan and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to three percent (3%) above the Base Rate until such amount shall be paid in full (after as well as before judgment).

     (S)4.8  Concerning Liability of the Borrower.
             ------------------------------------

             (a) The Borrower is accepting liability hereunder in consideration of the financial accommodations to be provided by the Bank under this Agreement, for the benefit, directly and indirectly, of the Borrower and in consideration of the undertakings of the Borrower to accept liability for its obligations hereunder.

             (b) The obligations of the Borrower under the provisions of this
(S)4.8 constitute full recourse obligations of the Borrower enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

             (c) Except as otherwise expressly provided herein, the Borrower hereby waives notice of acceptance of its liability, notice of occurrence of any Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Bank under or in respect of any of the obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement. The Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Bank at any time or times in respect of any default by the Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Bank in respect of any of the obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such obligations or the addition, substitution or release, in whole or in part, of the Borrower or any other Person which may be responsible for the payment of the Obligations. without limiting the generality of the foregoing, the Borrower assents to any other action or delay in acting or failure to act on the part of the Bank, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this (S)4.8, afford grounds for terminating, discharging or relieving the Borrower, in whole or in part, from any of its obligations under this (S)4.8, it being the intention of the Borrower, that, so long as any of the obligations hereunder remain unsatisfied, the obligations of the Borrower under this (S)4.8 shall not be discharged except by performance and then only to the extent of such performance. The obligations of the Borrower under this (S)4.8 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to the Borrower or the Bank. The liability of the Borrower hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of the Borrower or the Bank.

             (d) The provisions of this (S)4.8 are made for the benefit of the Bank and its successors and assigns, and may be enforced by them from time to time against the Borrower as often as occasion therefor may arise and without requirement on the part of the Bank, first to marshall any of their claims or to exercise any of their rights against the Borrower or to exhaust any remedies available to them against the Borrower or to resort to any other source or means of obtaining payment of any of the obligations hereunder or to elect any other remedy. The provisions of this (S)4.8 shall remain in effect until all the obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the obligations, is rescinded or must otherwise be restored or returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, the provisions of this (S)4.8 will forthwith be reinstated in effect, as though such payment had not been made.

     (S)5    SECURITY.  The Obligations shall be unsecured, unless otherwise
             --------
agreed by the Bank and the Borrower.

     (S)6    REPRESENTATIONS AND WARRANTIES.  The Borrower represents and
             ------------------------------
warrants to the Bank as follows:

     (S)6.1  Authority; Etc.
             --------------

             (a)  Due Organization; Good Standing.   The Borrower is (i) duly
                  ---------------------------------
organized and is validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business in, and is in good standing with respect thereto, under the laws of the Commonwealth of Massachusetts, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign entity and is duly authorized to do business in those jurisdictions where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on the business, assets or financial condition of the Borrower.

             (b) Authorization.  The execution, delivery and performance of this
                 -------------
Agreement and the other Loan Documents to which the Borrower is or is to become a party on or before the Closing Date and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower and (iv) do not conflict with any provision of the organizational documents of the Borrower or other charter documents or bylaws of, or any agreement or other instrument binding upon, the Borrower as to which the Borrower is a party or of which Borrower has knowledge.

             (c) Enforceability.  The execution and delivery of this Agreement
                 --------------
and the other Loan Documents to which the Borrower is or is to become a party as of the Closing Date will result in valid and legally binding obligations of the Borrower enforceable against the Borrower in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (S)6.2  Governmental Approvals.  The execution, delivery and performance
             ----------------------
by the Borrower of this Agreement and the other Loan Documents to which the Borrower is or is to become a party as of the Closing Date and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     (S)6.3  Title to Property.  Except as indicated on Schedule 6.3 hereto,
             -----------------
the Borrower owns all of the assets reflected in the balance sheet of the Borrower as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances (except a lien on the Real Property relating to the Bond Transaction).

     (S)6.4  Financial Statements.  The following financial statements have
             --------------------
been furnished to the Bank.

             (a) Consolidated balance sheets of the Borrower and its Subsidiaries as of the Balance Sheet Date and statements of income and cash flows for the fiscal year then ended, certified by an independent certified public accountant to have been prepared in accordance with and to fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts not disclosed in said balance sheets.

             (b) Consolidated balance sheets, consolidated statements of income and cash flows of the Borrower and its Subsidiaries for each of the fiscal quarters of the Borrower ended since the Balance Sheet Date certified by the chief financial officer of the Borrower to have been prepared in accordance with generally accepted accounting principles consistent with those used in the preparation of the annual certified statements delivered pursuant to paragraph
(a) above and to fairly present the financial condition of the Borrower and its Subsidiaries as at the close of business on the dates thereof and the results of operations for the fiscal quarters then ended (subject to year-end adjustments). There are no contingent liabilities of the Borrower or its Subsidiaries as of such dates involving material amounts, known to the officers of the Borrower, not disclosed in such balance sheets and the related notes thereto.

     (S)6.5  No Material Changes, Etc.  Since the Balance Sheet Date, there has
             ------------------------
occurred no materially adverse change in the financial condition or business of the Borrower and its

Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the Borrower as at the Balance Sheet Date, or the consolidated statements of income and cash flows for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business, assets, financial condition or prospects of the Borrower.

     (S)6.6  Franchises, Patents, Copyrights, Etc.  The Borrower and its
             ------------------------------------
Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     (S)6.7  Litigation.  Except as stated on Schedule 6.7 there are no
             ----------
actions, suits, proceedings or investigations of any kind pending or, to the knowledge of Borrower, threatened against the Borrower and its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition, business or prospects of the Borrower or its Subsidiaries or materially impair the right of the Borrower or its Subsidiaries to carry on business substantially as now conducted by them or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheets of the Borrower, or which question the validity of this Agreement or any of the other Loan Documents to which the Borrower is or is to become a party as of the Closing Date, or any action taken or to be taken pursuant hereto or thereto.

     (S)6.8  No Materially Adverse Contracts, Etc.   Neither the Borrower
             -------------------------------------
nor any Subsidiary is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower. Neither the Borrower nor any Subsidiary is any party to any contract or agreement that has, or is expected in the judgment of the officers of the Borrower to have, any materially adverse effect on the business of the Borrower and its Subsidiaries when taken as a whole.

     (S)6.9  Compliance With Other Instruments, Laws, Etc.   Neither the
             ---------------------------------------------
Borrower nor any Subsidiary is in violation of any provision of its organizational documents, by-laws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower and its Subsidiaries, when taken as a whole.

     (S)6.10 Tax Status.  The Borrower (a) has made or filed all federal and
             ----------
state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges due or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.


     (S)6.11  No Event of Default.  No Default or Event of Default has occurred
              ----------------------------------------------
and is continuing.

     (S)6.12  Holding Company and Investment Company Acts.  Neither the
              -------------------------------------------
Borrower nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     (S)6.13  Absence of UCC Financing Statements, Etc.   Except as described
              ----------------------------------------
in Schedule 6.13 attached hereto, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any property of the Borrower or rights thereunder, other than to the Bank.

     (S)6.14  Certain Transactions.  Except as set forth on Schedule 6.14,
              --------------------
none of the officers, directors, or employees of the Borrower or any Subsidiary is presently a party to any transaction with the Borrower or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     (S)6.15  Employee Benefit Plans; Multiemiployer Plans; Guaranteed Pension
              ----------------------------------------------------------------
Plans.  Except as set forth on Schedule 6.15, neither the Borrower nor any
-----
ERISA Affiliate maintains or contribute to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan.

     (S)6.16  Regulations U and X.  No portion of the Loan is to be used
              -------------------
for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     (S)6.17  Environmental Compliance.  Except as described in Schedule
              ------------------------
6.17, the Borrower has taken all necessary steps to investigate the Past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, makes the following representations and warranties.

              (a) With respect to the Real Estate, neither the Borrower nor any operator of the Real Estate, or any operations thereon, is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA") , the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws") , which violation involves the Real Estate and could have a material adverse effect on the environment or the business, assets or financial condition of the Borrower.

              (b) The Borrower has not received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C.
(S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has order that the Borrower conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

              (c) The Borrower is not subject to any applicable Environmental Law requiring the performance of Hazardous Substance site assessments, or the removal or remediation of Hazardous Substances, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or to the effectiveness of any other transactions contemplated hereby.

     (S)6.18  Loan Documents.  All of the representations and warranties of
              --------------
the Borrower made in the other Loan Documents or any document or instrument delivered or to be delivered to the Bank pursuant to or in connection with any of such Loan Documents are true and correct in all material respects.

     (S)6.19  Fiscal Year.  The Borrower has a fiscal year ending on January
              -----------
 31st of each year.

     (S)6.20  Subsidiaries.  The Borrower currently has only those Subsidiaries
              ------------
listed on Schedule 6.20 attached hereto.

     (S)7    AFFIRMATIVE COVENANTS OF THE BORROWER.  The Borrower covenants and
             -------------------------------------
agrees that, so long as the Loan is outstanding:

     (S)7.1  Punctual Payment.  The Borrower will duly and punctually pay or
             ----------------
cause to be paid the principal and interest on the Loan and all fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Note as well as all other sums owing pursuant to the Loan Documents.

     (S)7.2  Maintenance of Office.  The Borrower will maintain its chief
             ---------------------
executive offices at 25 John Road, Canton, Massachusetts or at such other place in the United States of America as the Borrower shall designate upon written notice to the Bank not less than fifteen (15) days in advance of a change in such offices, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

     (S)7.3  Records and Accounts.  The Borrower will (a) keep, true and
             --------------------
accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties, contingencies and other reserves.

     (S)7.4  Financial Statements, Certificates and Information.  The Borrower
             --------------------------------------------------
will deliver to the Bank:

             (a) as soon as practicable, but in any event not later than ninety
     (90) days after the end of each fiscal year of the Borrower, consolidated balance sheets of the Borrower and its Subsidiaries at the end of such year, and the related statements of income and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, each prepared in accordance with generally accepted accounting principles and certified by an independent certified public accountant satisfactory to the Bank to have been prepared in accordance with generally accepted accounting principles and to fairly present the financial condition of the Borrower and its Subsidiaries as of the close of business on the date thereof and the results of operations for the fiscal year then ended;

             (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such quarter, and the related consolidated statements of income and cash flows for the portion of the fiscal year of the Borrower and its Subsidiaries then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

             (c) simultaneously with the deliver of the financial statements referred to in subsection (b) above, a statement in the form of Exhibit F hereto signed by the principal financial or accounting officer of the Borrower and setting forth in reasonable detail computations evidencing compliance with the covenants contained in (S)(S)9.1 through 9.3 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

             (d) as soon as practicable, but in any event not later than ten
     (10) days after the end of each month, a listing of Base Inventory and a listing of Base Accounts, each to include ageings, certified by the chief financial officer of the Borrower to be true, complete and correct; and

             (e) from time to time such other financial data and information as the Bank may reasonably request.

     (S)7.5  Notices.
             -------

             (a) Defaults.  The Borrower will promptly notify the Bank in
                 --------
writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on the Borrower, the Borrower shall forthwith give written notice thereof to the Bank, describing the notice or action and the nature of the claimed default.

             (b) Environmental Events.  The Borrower will promptly give notice
                 --------------------
to the Bank (i) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the potential to materially adversely affect the assets, liabilities, financial condition, operations or prospects of the Borrower.

             (c) Notice of Litigation and Judgments.  The Borrower will, and
                 ----------------------------------
will cause each of its Subsidiaries to, give notice to the Bank in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or to which the Borrower is or is to become a party involving an uninsured claim against the Borrower that could reasonably be expected to have a materially adverse effect on the Borrower and stating the nature and status of such litigation or proceedings. The Borrower will give notice to the Bank, in writing, in form and detail satisfactory to the Bank, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower in an amount in excess of $750,000.00.

     (S)7.6  Existence; Maintenance of Properties.  The Borrower will do or
             ------------------------------------
cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware corporation and its qualification to do business in the Commonwealth of Massachusetts. The Borrower will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises, and those of its Subsidiaries. The Borrower (a) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage in the business now conducted by them; provided that nothing in this (S)7.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its business and does not in the aggregate materially adversely affect the business of the Borrower.

     (S)7.7  Insurance.  The Borrower will, and will cause each of its
             ---------
Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their properties and their business against such casualties and contingencies as shall be in accordance with the prudent practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent. All such policies shall provide for written notice to the Bank by the insurer at least thirty (30) days prior to any cancellation of such insurance. Evidence of all renewals or replacements of such insurance from time to time in force, reasonably satisfactory to the Bank shall be delivered to the Bank before or as soon as practicable after the expiration date of the then current insurance.

     (S)7.8  Taxes.  The Borrower will, and will cause each of its Subsidiaries
             -----
 to, pay taxes, assessments and other governmental charges and will duly pay charges imposed upon it and its properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower shall have set aside on its books adequate reserves with respect thereto; and provided, further that the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     (S)7.9  Inspection of Properties and Books.  The Borrower shall permit
             ----------------------------------
the Bank at the expense of the Borrower to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account and records of the Borrower (and to make copies thereof and extract therefrom) and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals during regular business hours upon reasonable prior notice to Borrower. The

Borrower shall permit the commercial finance examiners, agents, consultants, and representatives of the Bank at the expense of the Borrower to conduct commercial finance examinations of the books, accounts and records of the Borrower all at such reasonable times and intervals during regular business hours upon reasonable prior notice to Borrower.

     (S)7.10  Compliance with Laws, Contracts, Licenses, and Permits.  The
              -------------------------------------------------------
Borrower will, and will cause each of its Subsidiaries to, comply with (a) all applicable laws and regulations now or hereafter in effect wherever its business are conducted, including all Environmental Laws, (b) the provisions of its incorporation documents and by-laws, (c) all agreements and instruments to which it is a party or by which it or any of its properties may be bound and (d) all applicable decrees, orders and judgments. If at any time while the Loan or Note is outstanding, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of their obligations hereunder, the Borrower will immediately take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Bank with evidence thereof.

     (S)7.11  Further Assurances.  The Borrower will, and will cause each of its
              ------------------
Subsidiaries to, cooperate with the Bank and execute such further instruments and documents as the Bank shall reasonably request to carry out to its satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

     (S)7.12  Bank Accounts.  The Borrower shall maintain with the Bank its
              -------------
operating and related cash management accounts.

     (S)8     CERTAIN NEGATIVE COVENANTS OF THE BORROWER.  The Borrower
              ------------------------------------------
covenants and agrees that, so long as the Loan is outstanding:

     (S)8.1   Restrictions on Indebtedness.  The Borrower will not, and will
              ----------------------------
not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

              (a) Indebtedness to the Bank arising under any of the Loan Documents or arising under the Bond Transaction;

              (b) Current liabilities of the Borrower or any of its Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

              (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)7.8;

              (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period of taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

              (e) Endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

              (f) Indebtedness existing on the date of this Agreement and listed and described on Schedule 8.1 hereto;

              (g) Purchase money indebtedness relating to equipment purchased by Borrower in an aggregate amount not to exceed $2,000,000.00 outstanding at any one time;

              (h) Indebtedness which is subordinated to Borrower's obligation to Bank in terms and conditions satisfactory to Bank.

     (S)8.2   Restrictions on Liens, Etc.(S)    The Borrower will not, and will
              --------------------------
not permit any of its Subsidiaries to: (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangements; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against its that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that the Borrower and any of its Subsidiaries may create or incur or suffer to be created or incurred or to exist:

              (i) liens on properties to secure taxes, assessments and other government charges in respect of obligations not required to be paid pursuant to Section 7.8;

              (ii) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

              (iii) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties in existence less than 40 days from the date of creation thereof in respect of obligations not overdue;

              (iv) presently outstanding liens on the Real Property pertaining to the Bond Transaction; and

             (v) liens, on equipment so purchased, securing purchase money indebtedness permitted in (S)8.1(g) above.

     (S)8.3  Restrictions on Investments.  The Borrower will not, and will
             ---------------------------
not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment, except Investments in:

             (a) marketable direct or guarantee obligations of the United States of America that mature within one (1) year from the date of purchase by a Borrower;

             (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

             (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A-1", if rated by Standard and Poor's;

             (d) insured money market investment accounts with investment funds having assets in excess of $100,000,000;

             (e) Investments existing on the date hereof and listed on Schedule
     8.3 hereto; and

             (f) any other Investments made in the ordinary course of the Borrower's business in a manner consistent with past practice, provided that the aggregate value of all Investments under this subsection (e) shall not exceed at any time $1,000,000.00.

     (S)8.4  Merger, Consolidation, Sale of Assets.  The Borrower will not, and
             -------------------------------------
will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or disposition (or acquisition or disposition of assets in the ordinary course of business consistent with past practices) except (i) the merger or consolidation of one or more Subsidiaries of the Borrower with and into the Borrower, (ii) the merger or consolidation of two or more Subsidiaries of the Borrower and (iii) sales of assets having a net book value not exceeding $500,000 in the aggregate during the term of this Agreement.

     (S)8.5  Compliance with Environmental Laws.  The Borrower will not, and
             ----------------------------------
will not permit any of its Subsidiaries to, do any of the following except in full compliance with all Environmental Laws and as disclosed on Schedule 6.17:
(a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances; (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances; (c) generate any Hazardous Substances on any of the Real Estate; or (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause any release, spill, leak, emission, discharge, injection, escape, disposal or dumping (a "Release") or threatened Release of Hazardous Substances on, upon or into the Real Estate.

     (S)8.6   Distributions.  The Borrower will not make any Distributions in
              -------------
any fiscal year other than (i) dividends paid in additional stock, (ii) purchase of common stock from shareholders pursuant to stock option agreements granted to employees in the usual course of Borrower's business, and (iii) as compensation to employees.

     (S)8.7   Fiscal Year.  Borrower shall not change its fiscal year without
              -----------
the prior written consent of the Bank.

     (S)9     FINANCIAL COVENANTS OF THE BORROWER.  The Borrower covenants and
              -----------------------------------
agrees that so long as the Loan is outstanding:

     (S)9.1   Ratio of Net Operating Cash Flow to Debt Service Charges.  The
              --------------------------------------------------------
Borrower will not, at the end of any fiscal quarter, permit the ratio of (i) Net Operating Cash Flow, for such fiscal quarter and the three next prior fiscal quarters to (ii) Debt Service Charges, for such fiscal quarter and the three next prior fiscal quarters, to be less than 2.0 to 1.

     (S)9.2   Ratio of Total Liabilities to Tangible Net Worth.  The Borrower
              ------------------------------------------------
will not, at the end of any fiscal quarter, permit the ratio of (i) Consolidated Total Liabilities to (ii) Tangible Net Worth to be greater than 1.0 to 1.

     (S)9.3   Minimum Tangible Net Worth.  The Borrower will not at the end of
              --------------------------
any fiscal quarter permit its Tangible Net Worth to be less than $55,000,000 plus fifty percent (50%) of Consolidated Net Income for each fiscal quarter commencing with the current fiscal quarter.

     (S)10    CLOSING CONDITIONS.  The obligation of the Bank to make the Loan
              ------------------
shall be subject to the satisfaction of the following conditions precedent:

     (S)10.1  Loan Documents.  Each of the Loan Documents shall have been
              --------------
duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Bank. The Bank shall have received a fully executed copy of each such document.

     (S)10.2  Certified Copies of Organization Documents.  The Bank shall
              ------------------------------------------
have received from the Borrower a copy, certified as of a recent date by a duly authorized officer of the Borrower to be true and complete, of all organization documents of the Borrower and documents pertaining to its qualification to do business in the Commonwealth of Massachusetts, as in effect on such date of certification.

     (S)10.3  By-laws; Resolutions.  All action on the part of the Borrower
              --------------------
necessary for the valid execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Bank shall have been provided to the Bank. The Bank shall have received from the Borrower true copies of its bylaws and the resolutions adopted by its directors authorizing the transactions described herein, each certified by its secretary or assistant secretary as of a recent date to be true, complete and correct.

     (S)10.4  Incumbency Certificate; Authorized Signers.  The Bank shall
              ------------------------------------------
have received from the Borrower an incumbency certificate, dated as of the Closing Date, signed by duly authorized officers of the Borrower and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower, each of the Loan Documents to which the Borrower is a party or is to become a party; (b) to make Conversion Requests; and (c) to give notices and to take other action on behalf of the Borrower under the Loan Documents.

     (S)10.5  Certificates of Insurance.  The Bank shall have received (a)
              -------------------------
a certificate of insurance as to the insurance maintained by Borrower from the insurer or an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms;
(b) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer); and
(c) such further information and certificates from the Borrower, their insurers and insurance brokers as the Bank may request.

     (S)10.6  Opinion of Counsel.  The Bank shall have received a favorable
              ------------------
opinion addressed to the Bank and dated as of the Closing Date, in form and substance satisfactory to the Bank from counsel to the Borrower, as to the matters described on Exhibit D.


     (S)10.7  Representations True; No Event of Default.  Each of the
              -----------------------------------------
representations and warranties of the Borrower contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Bank shall have received a Closing Certificate in the form of Exhibit B hereto signed by authorized officers of the Borrower to such effect.

     (S)10.8  No Legal Impediment.  No change shall have occurred in any
              -------------------
law or regulations thereunder or interpretations thereof that in the reasonable opinion of the Bank would make it illegal for the Bank to make such Loan.

     (S)10.9  Governmental Regulation.  The Bank shall have received such
              -----------------------
statements in substance and form reasonably satisfactory to the Bank as the Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System or any other applicable regulatory authority.

     (S)10.10  Proceedings and Documents.  All proceedings in connection with
               -------------------------
the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Bank and its counsel, and the Bank and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Bank may reasonably request.

     (S)11  EVENTS OF DEFAULT; ACCELERATION; ETC.
            ------------------------------------

     (S)11.1  Events of Default and Acceleration.  If any of the following
              ----------------------------------
events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

              (a) the Borrower shall fail to pay any principal of the Loan when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, including, without limitation, the mandatory payments specified in
     (S)3.2 hereof;

              (b) the Borrower shall fail to pay any interest on the Loan or any other sums due hereunder or under any of the other Loan Documents within five (5) days of the date when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

              (c) the Borrower shall fail to comply with any of its covenants contained in (S)7, (S)8 or (S)9 hereof;

              (d) the Borrower or any of its Subsidiaries shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (S)11) and such failure continues for thirty (30) days after written notice of such failure has been given to the Borrower by the Bank;

              (e) any representation or warranty of the Borrower in this Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been false in any material respect upon the date when made;

              (f) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received, for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity such obligations exceeding $250,000.00 in the aggregate;

              (g) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or of any substantial part of the assets of the Borrower or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or such Subsidiary shall indicate its approval thereof, consent thereto or acquiescence therein;

              (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any of its Subsidiaries in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

              (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any uninsured final judgment against the Borrower that, with other outstanding uninsured final judgments, undischarged, against the Borrower exceeds in the aggregate $750,000.00.

              (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Bank, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its holders of Voting Interests, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof; or

              (k) the Borrower or any of its Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or of any such Subsidiary;

then, and in any such event, so long as the same may be continuing, the Bank may by notice in writing to the Borrower declare all amounts owing with respect to this Agreement, the Note and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in (S)11(b) or (S)11(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Bank.

     (S)11.2  Remedies.  In case any one or more Events of Default shall
              --------
have occurred and be continuing, and whether or not the Bank shall have accelerated the maturity of the Loan pursuant to (S)11.1, the Bank, if owed any amount with respect to the Loan, may proceed to protect and enforce its rights and remedies under this Agreement, the Note or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the obligations are evidenced, including to the full extent permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Bank. No remedy herein conferred upon the Bank or the holder of the Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provisions of law.

     (S)12  SETOFF.  Regardless of the adequacy of any collateral, during
            ------
the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from the Bank to the Borrower and any securities or other property of the Borrower in the possession of the Bank may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to the Bank.

     (S)13  EXPENSES; FEES.  The Borrower agrees to pay on the Closing Date
            --------------
(a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein and (b) the fees, expenses and disbursements of the Bank incurred in connection with the preparation of the Loan Documents and other instruments mentioned herein. In addition, the Borrower agrees to pay hereafter (c) any taxes payable after the Closing Date on or with respect to the transactions contemplated by this Agreement (the Borrower hereby agrees to indemnify the Bank with respect thereto), (d) the reasonable fees, expenses and disbursements of the Bank's counsel or any local counsel to the Bank incurred in connection with the administration or interpretation of the Loan Documents and other instruments mentioned herein, and any amendments, modifications, approvals, consents or waivers hereto or hereunder, (e) the allocable costs and expenses of the Bank relating to the conducting of periodic commercial finance examinations with respect to the Borrower, including the allocable daily time charges of the Bank's commercial finance examiners, agents, consultants, and representatives engaged in such examinations as in effect from time to time, and reasonable out of pocket travel and other related expenses, and (f) the fees, expenses and disbursements of the Bank incurred in connection with the administration or interpretation of the Loan Documents and the other instruments mentioned herein. Borrower shall also pay to the Bank, on the Closing Date and on each of the first two anniversary dates of this Agreement, a fee ("Commitment Fee") of $28,125.00 on each such date. In addition, the Borrower agrees to pay all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of the Bank and the fees and costs of appraisers, engineers, investment bankers or other experts retained by the Bank in connection with any such enforcement proceedings) incurred by the Bank in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Bank's relationship with the Borrower. The covenants of this (S)13 shall survive payment or satisfaction of payment of amounts owing with respect to the Note.

     (S)14  INDEMNIFICATION.  The Borrower agrees to indemnify and hold
            ---------------
harmless the Bank from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrower of the proceeds of any of the Loan, (b) the Borrower entering into or performing this Agreement or any of the other Loan Documents or (c) with respect to the Borrower and its properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Bank shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this (S)14 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this
(S)14 shall survive the repayment of the Loan and the termination of the obligations of the Bank hereunder.

     (S)15  SURVIVAL OF COVENANTS, ETC.    All covenants, agreements,
            --------------------------
representations and warranties made herein, in the Note, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Bank, notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Bank of the Loan, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Note or any of the other Loan Documents remains outstanding. The indemnification obligations of the Borrower provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Bank hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to the Bank at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Borrower or such Subsidiary hereunder.

     (S)16  ASSIGNMENT; PARTICIPATIONS; ETC.
            -------------------------------

     (S)16.1  Assignment by the Bank.  The Bank may assign all or a portion
              ----------------------
of its rights under this Agreement and the same portion of the Loan at the time owing to it, and the Note held by it, provided that such assignment is in writing (the "Assignment"). The Bank will give Borrower reasonable notice of any such assignment. Upon execution and delivery of the Assignment, the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment, shall have the rights and obligations of the Bank hereunder and under the Loan Documents. Upon the effective date of such Assignment, the Bank shall be relieved from its obligations hereunder to the extent assigned to the assignee pursuant to the Assignment. The Borrower shall, on request of the Bank, execute such further documents and instruments as may be necessary to carry out the purposes of the Assignment.

     (S)16.2  Participations.  The Bank may sell participations to one or
              --------------
more banks or other entities in all or a portion of the Bank's rights and obligations under this Agreement and other Loan Documents; provided that (a) any such sale or participation shall not affect the rights and duties of the Bank hereunder to the Borrower and (b) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be (i) the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loan, or extend any regularly scheduled payment date for principal or interest, and (ii) the rights to release collateral, if any.

     (S)16.3  Disclosure.  The Borrower agrees that, in addition to
              ----------
disclosures made in accordance with standard banking practices, the Bank may disclose information obtained by the Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder.

     (S)16.4  Pledge by Bank.  The Bank may at any time pledge all or any
              --------------
portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under
(S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the Bank from its obligations hereunder or under any of the other Loan Documents.

     (S)16.5  No Assignment by Borrower.  The Borrower shall not assign or
              -------------------------
transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of the Bank.

     (S)17    NOTICES, ETC.  Except as otherwise expressly provided in this
              -------------
Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Note shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

              (a) if to the Borrower, at 25 John Road, Canton, Massachusetts 02021, Attention: Steven N. Tannenbaum or at such other address for notice as the Borrower shall last have furnished in writing to the Bank; and

              (b) if to the Bank at 100 Federal Street - 8th Floor, Boston, Massachusetts 02110, Attention: Jeffrey Westling, Vice President, or such other address for notice as the Bank shall last have furnished in writing to the Borrower.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

     (S)18  GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.  THIS
            --------------------------------------------------
AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)17. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN ANY INCONVENIENT COURT.

     (S)19  HEADINGS.  The captions in this Agreement are for convenience
            --------
of reference only and shall not define or limit the provisions hereof.

     (S)20  COUNTERPARTS.  This Agreement and any amendment hereof may be
            ------------
executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     (S)21  ENTIRE AGREEMENT, ETC.  The Loan Documents and any other
            ---------------------
documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in (S)23.

     (S)22  WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.  THE BORROWER
            ----------------------------------------------
HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE

PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

     (S)23   CONSENTS, AMENDMENTS, WAIVERS, ETC.  Except as otherwise
             ----------------------------------
expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Bank. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereof. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     (S)24   SEVERABILITY.  The provisions of this Agreement are severable,
             ------------
and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                              COPLEY PHARMACEUTICAL, INC.,
                              a Delaware corporation

                              By: ___________________________________
                              Name:   Steven N. Tannenbaum
                              Title:  Executive Vice President-Finance

                              THE FIRST NATIONAL BANK OF BOSTON

                              By: ___________________________________
                              Name:   Jeffrey Westling
                              Title:  Vice President

                                                                       EXHIBIT A
                                                                       ---------

                      AMENDED AND RESTATED PROMISSORY NOTE
                      ------------------------------------

$7,500,000.00                                                   August    , 1992
                                                           Boston, Massachusetts


     FOR VALUE RECEIVED, the undersigned, COPLEY PHARMACEUTICAL, INC., a Delaware corporation having a principal office at 25 John Road, Canton, Massachusetts 02021 (referred to as the "Borrower"), hereby unconditionally promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (hereinafter, together with its successors in title and assigns the "Bank") at the head office of the Bank, at 100 Federal Street, Boston, Massachusetts 02110, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS AND 00 CENTS ($7,500,000.00), or such lesser amount as may be advanced hereunder and outstanding. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Loan Agreement of even date herewith by and between the Bank and the Borrower (the "Agreement"). Unless otherwise provided herein, the rules of interpretation set forth in (S)l.2 of the Agreement shall be applicable to this Note.

     This Note constitutes the amendment and restatement of that certain note:
(i) a promissory note in the original principal amount of $2,500,000.00 from Borrower to the Bank dated December 16, 1988, as from time to time previously amended (hereinafter referred to as the "Prior Note") , and the Note is issued in substitution therefor and as an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Prior Note.

     The Borrower further promises to pay principal from time to time at the times provided in the Agreement. The Borrower promises to pay interest from the date hereof on the principal amount from time to time outstanding at the rates and times in all cases in accordance with the terms of the Agreement. The Borrower promises to pay in full on September 30, 1995 (the "Maturity Date"), and there shall become absolutely due and payable on the Maturity Date, all principal outstanding on such date, together with any and all accrued and unpaid interest thereon and all other sums due pursuant to this Note and the Agreement.

     This Note is issued pursuant to and is entitled to the benefits of the Agreement. The Borrower may borrow and re-borrow under this Note in the manner and to the extent specified in this Agreement. The principal of this Note is subject to prepayment in whole or in part in the manner and to the extent specified in the Agreement.

     In case an Event of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Agreement.

     The Borrower and all endorsers hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note and assent to any extensions of the time of payment or forbearance or other indulgence without notice.

     THIS NOTE AND THE OBLIGATIONS OF BORROWERS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

     IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed in its name as an instrument under seal on the date and in the year first above written.

                                    COPLEY PHARMACEUTICAL, INC.,
                                    a Delaware Corporation



                                    By: _____________________________
                                    Name: ___________________________
                                    Title: ____________________________

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                       ----------------------------------

     Advances and payments of principal of this Note were made on the dates and in the amounts specified below:


                 Amount      Amount Prepaid        Balance of        Notation
    Date        Advanced       or Repaid        Principal Unpaid     Made By:

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                                                                             A-3

                                                                       EXHIBIT B
                                                                       ---------

                              CLOSING CERTIFICATE
                              -------------------

                          COPLEY PHARMACEUTICAL, INC.

                                                                August    , 1993

The First National Bank of Boston
100 Federal Street
Boston, MA 02110
Attn:  David Popkin, Corporate Lending, Massachusetts Division

       RE:  CLOSING CERTIFICATE UNDER AMENDED AND RESTATED LOAN
            AGREEMENT DATED AS OF AUGUST    , 1993 (THE "AGREEMENT")
          ----------------------------------------------------------

Ladies and Gentlemen:

       The undersigned hereby certifies to you, in accordance with the provisions of (S)10.7 of the Agreement, that the representations and warranties of the undersigned contained in the Agreement and in each document and instrument delivered pursuant to or in connection therewith were true as of the date as of which they were made, are also true at and as of the date hereof , in each case except as otherwise permitted pursuant to the provisions of (S)10.7 of the Agreement, and that no Default or Event of Default has occurred and is continuing.

                                    Very truly yours,

                                    COPLEY PHARMACEUTICAL, INC.,
                                    a Delaware Corporation


                                    By: _______________________________
                                    Name:   Steven Tannenbaum
                                    Title:  Executive Vice President-Finance,
                                            Chief Financial Officer, Treasurer
                                            and Secretary

                                                                       EXHIBIT C
                                                                       ---------

                  AUTHORITY, DUE EXECUTION AND ENFORCEABILITY
                  -------------------------------------------
                              OPINION REQUIREMENTS
                              --------------------

     The opinion of counsel to the Borrower as to the authority, due execution and enforceability of the Loan Documents shall cover the following matters:

     (a) The due organization, valid existence, qualification to do business and good standing of the Borrower.

     (b) That the Borrower is duly qualified to do business in each of the states where such qualification is necessary.

     (c) That the Borrower has all requisite power to own its property and conduct its business as now or proposed to be conducted, and to enter and perform its obligations under the Loan Documents to which it is a party.

     (d) That each Loan Document to which the Borrower is a party has been duly executed and delivered to the Bank and is the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights of creditors or by the discretionary nature of the remedy of specific performance.

     (e) That the execution, delivery and performance of each Loan Document to which the Borrower is a party and the transactions contemplated thereby: (i) has been duly authorized by all necessary proceedings on the part of the Borrower;
(ii) does not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any decree or judgment binding on the Borrower; (iii) does not conflict with any provision of any organization documents of, or by-laws of, the Borrower, or the charter documents of the Borrower or any indenture agreement or other instrument to which the Borrower is a party, or which is binding upon the Borrower or on any of its properties, nor will the same create any lien or security interest under or pursuant to any such indenture agreement or other instrument; and (iv) does not require the approval or consent of, or filing with, any governmental agency or authority.

     (f) That to the knowledge of such counsel, there is no action, suit, proceeding or investigation of any kind pending or threatened against either Borrower, that, if adversely determined, might, either in any case or in the aggregate, adversely affect the properties, assets, financial condition or business of the Borrower or impair the right of the Borrower to carry on business substantially as now conducted by it, or which question the validity of the Loan Documents or any action to be taken pursuant thereto.

                                                                       EXHIBIT D
                                                                       ---------

                          COPLEY PHARMACEUTICAL, INC.
                                  25 JOHN ROAD
                                CANTON, MA 02021

               COMPLIANCE CERTIFICATE UNDER AMENDED AND RESTATED
               -------------------------------------------------
                  LOAN AGREEMENT DATED AS OF AUGUST    , 1993
                  -------------------------------------------

     The undersigned, Steven N. Tannenbaum, the duly elected and qualified Chief Financial Officer of Copley Pharmaceutical, Inc., a Delaware corporation (the "Borrower"), hereby certifies on behalf of the Borrower as of the date hereof the following:

     1.  No Defaults.  I have read a copy of the Amended and Restated Loan
         -----------
Agreement dated as of August , 1993 (the "Agreement") between the Borrower and The First National Bank of Boston. Terms used herein and not otherwise defined herein shall have the meanings set forth in (S)l of the Agreement. The Borrower is not in default in the performance or observance of any of the covenants, terms or provisions of the Agreement or any of the other Loan Documents. Attached hereto as Appendix I are all relevant calculations needed to determine whether the Borrower is in compliance with (S)(S)9.1, 9.2 and 9.3 of the Agreement.

     2.  No Material Changes, Etc.  Except as disclosed on Appendix II hereto,
         ------------------------
since January 31, 1993 there have occurred no materially adverse changes in the assets, financial condition, business or prospects of the Borrower as shown on or reflected in the balance sheets of the Borrower as at such date other than changes to the financial statements in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the assets, business, financial condition or prospects of the Borrower.

     3.  No Materially Adverse Contracts, Etc.  The Borrower is not subject to
         ------------------------------------
any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected, in the reasonably judgment of the officers and directors of the Borrower, in the future to have a materially adverse effect on the business, assets, financial condition or prospects of the Borrower. Borrower is not a party to any contract or agreement that has or is expected, in the reasonable judgment of the officers and directors of the Borrower, to have any materially adverse effect on the business, assets, financial condition or prospects of the Borrower.

                                    COPLEY PHARMACEUTICAL, INC.,
                                    a Delaware Corporation

                                    By: _______________________________
                                    Name:   Steven Tannenbaum
                                    Title:  Executive Vice President-Finance,
                                            Chief Financial Officer, Treasurer
                                            and Secretary
Date: _______________________________

                                                                      APPENDIX I
                                                                      ----------

                             COVENANT CALCULATIONS
                             ---------------------

1.  Ratio of Net Operating Cash Flow to Debt Service
    Charges ((S)9.1)

    (a)  Net Operating Cash Flow for the current quarter            $_______
         and prior three quarters

    (b)  Debt Service Charges for the current quarter and           $_______
         prior three quarters

    (a) (divided by) (b) Required Ratio:                  Not less than 2.0 to 1

    Actual:                                                         ______ to 1

2.  Ratio of Total Liabilities to Tangible Net Worth ((S)9.2)
    (a)  Total Liabilities                                          $_______

    (b)  Tangible Net Worth                                         $_______

    (a) (b) Required Ratio:                            Not greater than 1.0 to 1

    Actual:                                                         _______ to 1

3.  Tangible Net Worth ((S)9.3)

    Required:                                           $55,000,000 plus 50% Net
                                                        Income per quarter
                                                        aggregate

    Actual:                                                         _______

                                                                     APPENDIX II
                                                                     -----------
                                MATERIAL CHANGES
                                ----------------

















                                                                            II-1